UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10th, 2016

MEDINA INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-27211	84-1469319
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5805 State Bridge Road, Suite G-328, Duluth, Georgia 30097
(Address of Principal Executive Offices) (Zip Code)

(866) 883-3793
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01	MIHI CEO & CMO Discuss The Advantages Of Its Telemedicine Platform To Rural Physicians And Patients.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medina International Holdings, Inc.

By:	/s/ Arturo Jake Sanchez
Name:	Arturo “Jake” Sanchez
Title:	CEO

Date: August 10th, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release